SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 31, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                  0-30503                   76-0635938
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                       ID Number)

          3600 Gessner, Suite 220, Houston, Texas              77063
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code    (281) 710-7103
                                                       -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act   (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On March 31, 2010, the Hangar Sublease dated May 1, 2007 between San Diego Airmotive ("SDA"), a wholly-owned subsidiary of AvStar Aviation Group, Inc. (the "Company"), and French Valley Aviation, Inc. ("French Valley") terminated. The original term of this Hangar Sublease had already expired, and the parties had continued the sublease on a month-to-month basis. French Valley decided that it did not want to continue this arrangement beyond March 31, 2010, and accordingly this arrangement terminated on such date. The Company decided not to seek alternative space to continue SDA's services at French Valley Airport in Southern California, but intends to continue such services in Florida, per the proposed transaction described in Item 8.01 immediately below. The Company intends to maintain in force and effect SDA's licenses and permits so that the Company can return to provide services in California in the future, if it elects to do so.

ITEM  8.01  OTHER  EVENTS.

     On March 31, 2010, the Company entered into a letter of intent with Miami Aviation Maintenance Co. ("MAMCO"), whereby SDA and MAMCO would combine their assets in a newly-formed Florida corporation named "Twin Air Calypso Services, Inc." (the "New Subsidiary" herein). The New Subsidiary would provide aviation maintenance, repair and overhaul services, as well as airline support services. The services will be provided out of North Perry Field in Broward County, Florida near Fort Lauderdale. Management believes that the local Florida economy is significantly stronger than the local California in which SDA has historically provided services. Management will leave open the possibility of returning to the California market when the economy there strengthens.

     In consideration of contributing their respective assets to the New Subsidiary, MAMCO would receive a number of shares of the common stock of the Company to be agreed upon prior to closing, while the Company would receive all of the outstanding shares in the New Subsidiary. The consummation of this transaction is subject to a number of customary pre-closing conditions, and accordingly there can be no assurance that this transaction will be completed and the business of SDA will be continued.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AVSTAR AVIATION GROUP, INC.


Date:  April 6, 2010                     /s/     Henry A. Schulle
                                        -------------------------
                                                 Henry A. Schulle,
                                                 Vice President